                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 19, 2004
                                                          ---------------


                               EVANS BANCORP, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)

          New York                       0-18539                16-1332767
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)       Identification Number)


14-16 North Main Street, Angola, New York                           14006
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (716) 926-2000
                                                           --------------

ITEM 9.  REGULATION FD DISCLOSURE

         On August 19, 2004, Evans Bancorp, Inc. (the "Company") issued a press release to announce that it has declared a semi-annual dividend on its outstanding shares of common stock. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated by reference herein.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EVANS BANCORP, INC.

                                              By: /s/ James Tilley
                                                  -----------------------------
                                                  James Tilley, President & CEO


Dated:  August 19, 2004

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

   99.1           August 19, 2004 Press Release